EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Peerless Capital Corporation, a Delaware corporation (the “Company”), does hereby certify, that, to the best of our knowledge and belief:

•

the quarterly report for the quarter ended November 30, 2008 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2009

By:	/s/ JAMES T. CRANE
James T. Crane
Chief Executive Officer and Principal Accounting Officer